                              ARTICLES OF AMENDMENT
                          TO ARTICLES OF INCORPORATION
                                       OF
                              KALAMA CHEMICAL, INC.

            Pursuant to RCW 23A.16.020, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

            FIRST: The name of the corporation is KALAMA CHEMICAL, INC.

            SECOND: The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation by a written consent in lieu of special meeting of shareholders, in the manner prescribed by the Washington Business Corporation Act:

            The Articles of Incorporation of the corporation be hereby amended by inserting after the end of ARTICLE VII thereof a new ARTICLE VIII to read as follows:

                                  ARTICLE VIII

                      Limitation on Liability of Directors

            No director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for his or her conduct as a director on or after the date this Article becomes effective, except for (i) acts or omissions that involve intentional misconduct or a knowing violation of law by the director, (ii) approval of certain distributions or loans in violation of RCW 23A.08.450, or (iii) any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled. If, after approval by shareholders of this Article, the Washington Business Corporation Act is amended to authorize corporate acton further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Washington Business Corporation Act, as so amended. Any amendment to or repeal of this Article shall not adversely affect any right or protection of a director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

            THIRD: Such written consent in lieu of special meeting of shareholders of the corporation is dated September 9, 1987.

            FOURTH: The number of shares of the corporation outstanding at the time of such adoption was 1,625,352 shares of Common Stock, each of which shares was entitled to vote thereon.

            FIFTH: The number of shares voted for and against such amendment were as follows:


                  Number of Shares        Number of Shares
      Class          Voted For             Voted Against
      -----          ---------             -------------

      Common         1,625,352                    0

            SIXTH: Such amendment does not provide for an exchange, reclassification or cancellation of issued shares.

            DATED: September 9, 1987.

                                    KALAMA CHEMICAL, INC.


                                    By/s/ L.C. Macomber
                                      ------------------------
                                      L.C. Macomber, Secretary

                              KALAMA CHEMICAL, INC.

           Affidavit of Value of Assets Received or to be Received for
                         Issuance of Nonpar Value Stock

STATE OF WASHINGTON     )
                        )   ss.
County of Cowlitz       )

            Robert A. Kirschner, being first duly sworn, on oath, deposes and says: That he is and since December 15, 1970, has been Executive Vice President of Kalama Chemical, Inc., a Washington corporation. This affidavit is made for the purpose of computing the annual license fee as of July 1, 1979.

            That on September 18, 1972, at a meeting of the shareholders of said corporation, duly called for that purpose and held on said date at the principal offices of the corporation at Kalama in the County of Cowlitz, State of Washington, it was voted to amend the present Articles of Incorporation for said corporation to increase the number of shares of common stock from 1,000,000 to 2,000,000 shares of nonpar value common stock and to eliminate the right of the corporation to issue preferred shares, said corporation having never issued any preferred stock. On September 26, 1976 a 4 for 1 stock split was made to shareholders of record. That of said total authorized capital nonpar value common stock the shareholders and/or directors of the corporation have voted to issue, as of the date set forth below, a total of 2,366,960 shares, of which, 2,278,960 shares have actually been issued.

            That the sole consideration received for such issued and outstanding nonpar stock is the sum of $172,246.00.

            Dated July 2, 1979.

                                    /s/ Robert A Kirchner
                                    ---------------------
                                    Executive Vice President

            Subscribed and sworn to before me this 2nd day of July, 1979.

                                    /s/ John W. Hagen
                                    -----------------
                                    Notary Public in and for the
                                    State of Washington, residing
                                    at Longview

                              KALAMA CHEMICAL, INC.

           Affidavit of Value of Assets Received or to be Received for
                         Insurance of Nonpar Value Stock

STATE OF WASHINGTON  )
                     ) ss.
County of Cowlitz    )

            Robert A. Kirschner, being first duly sworn, on oath, deposes and says: That he is and since December 14, 1970, has been Vice President of Kalama Chemical, Inc., a Washington corporation. This affidavit is made for the purpose of computing the annual license fee as of July 1, 1978.

            That on September 18, 1972, at a meeting of the shareholders of said corporation, duly called for that purpose and held on said date at the principal offices of the corporation at Kalama in the County of Cowlitz, State of Washington, it was voted to amend the present Articles of Incorporation for said corporation to increase the number of shares of common stock from 1,000,000 to 2,000,000 shares of nonpar value common stock and to eliminate the right of the corporation to issue preferred shares, said corporation having never issued any preferred stock. On September 26, 1976 a 4 for 1 stock split was made to shareholders of record. That of said total authorized capital nonpar value common stock the shareholders and/or directors of the corporation have voted to issue, as of the date set forth below, a total of 2,366,960 shares, of which, 2,308,960 shares have actually been issued.

            That the sole consideration received for such issued and outstanding nonpar stock is the sum of $147,395.00.

            Dated June 28, 1978.


                                    /s/ Robert A. Kirchner
                                    ----------------------
                                    Executive Vice President


            Subscribed and sworn to before me this 28th day of June, 1978.

                                    /s/ Michael P. Fuller
                                    ---------------------
                                    Notary Public in and for the
                                    State of Washington, residing
                                    at Longview

                              KALAMA CHEMICAL, INC.

           Affidavit of Value of Assets Received or to be Received for
                         Issuance of Nonpar Value Stock

STATE OF WASHINGTON )
                    ) ss.
County of Cowlitz   )

            Robert A. Kirschner, being first duly sworn, on oath, deposes and says: That he is and since December 15, 1970, has been Vice President of Kalama Chemical, Inc., a Washington corporation. This affidavit is made for the purpose of computing the annual license fee as of July 1, 1977.

            That on September 18, 1972, at a meeting of the shareholders of said corporation, duly called for that purpose and held on said date at the principal offices of the corporation at Kalama in the County of Cowlitz, State of Washington, it was voted to amend the present Articles of Incorporation for said corporation to increase the number of shares of common stock from 1,000,000 to 2,000,000 shares of nonpar value common stock and to eliminate the right of the corporation to issue preferred shares, said corporation having never issued any preferred stock. That of said total authorized capital nonpar value common stock the shareholders and/or directors of the corporation have voted to issue, as of the date set forth below, a total of 2,511,208 shares, of which 2,381,408 shares have actually been issued.

            That the sole consideration received for such issued and outstanding nonpar stock is the sum of $629,274.00

            Dated July 27, 1977.

                                    /s/ Robert A. Kirchner
                                    ----------------------
                                          Vice President

            Subscribed and sworn to before me this 27th day of July, 1977.
                                    /s/ Carmen L. Ayres
                                    ----------------------------
                                    Notary Public in and for the
                                    State of Washington, residing
                                    at Longview

                              ARTICLES OF AMENDMENT

                                       of

                              KALAMA CHEMICAL, INC.

            This Articles of Amendment of the Articles of Incorporation of the above corporation is hereby executed by said corporation pursuant to the provisions of Revised Code of Washington 23A.16.040 and 23A.16.050, as follows:

            1. The present name of the corporation is Kalama Chemical, Inc.

            2. The amendment to the Articles of Incorporation of said corporation is as follows:

                                   Article IV.

            1. The aggregate number of shares which the corporation shall have authority to issue is 8,000,000 shares and, on the effective date of the Articles of Amendment that increase the number of authorized shares to 8,000,000, each of the then issued and outstanding shares of the corporation, plus those shares subject to any present option plan, shall be split so that each such share becomes on the said effective date four new shares of the corporation.

            3. The date of the adoption of said amendment by the shareholders of said corporation was September 8, 1976.

            4. The number of shares outstanding of said corporation on said date was 591,602 shares of common nonpar stock. The number of shares entitled to vote on said amendment was 591,302 shares of common nonpar stock.

            5. The number of shares voted for and against said amendment, respectively, were as follows:

            For Amendment:                564,779 Shares
            Against Amendment:            None Shares

            6. The amount of stated capital of the corporation remains unchanged by said amendment.

            Dated September 22, 1976.


                                    KALAMA CHEMICAL, INC.


                                    By/s/ Ted W. Palmer
                                      -----------------
                                            President


                                    By/s/ L. C. Macomber
                                      ------------------
                                            Secretary

STATE OF WASHINGTON )
                    :  ss.
County of Cowlitz   )

            TED W. PALMER, being first duly sworn, on oath deposes and says:
That he is the President of Kalama Chemical, Inc., that he has read the foregoing Articles of Amendment, knows the contents thereof, and that same is true to te best of his knowledge and belief.


                                    /s/ Ted W. Palmer
                                    -----------------

SUBSCRIBED AND SWORN to before me this 22nd day of September, 1976.


                                    /s/ W.R. Studley
                                    -----------------------------
                                    Notary Public in and for the
                                    State of Washington, residing
                                    at Longview

                              ARTICLES OF AMENDMENT

                                       of

                              KALAMA CHEMICAL, INC.


            This Articles of Amendment of the Articles of Incorporation of the above corporation is hereby executed by said corporation pursuant to the provisions of Revised Code of Washington 23A.16.040 and 23A.16.050, as follows:

            1. The present name of the corporation is Kalama Chemical, Inc.

            2. The amendment to the Articles of Incorporation of said corporation is as follows:

                                   Article IV.

                  1. The aggregate number of shares which the corporation shall have authority to issue is 2,000,000 shares.

                  2. Such shares shall consist solely of a single class of
            nonpar common stock of the aggregate value of $2,500,000.00

                  3. Shareholders of any such shares shall have no cumulative voting rights.

                        [N.B.:  Paragraph 4 which was added to
                        Article IV of the Articles of Incorpora-tion of the above named corporation by amendment adopted July 19, 1972, filed in the Office of the Secretary of State for the State of Washington on July 24, 1972, remains in full force and effect.]

            2. The date of the adoption of said amendment by the shareholders of said corporation was September 18, 1972.

            4. The number of shares outstanding of said corporation is 579,052 shares of common nonpar stock. No preferred stock had been subscribed for or issued at the time of the adoption of this amendment deleting the authorization of said corporation to issue preferred stock. The number of shares entitled to vote on said amendment was 579,052 shares of common nonpar stock.

            5. The number of shares voted for and against said amendment, respectively, were as follows:

            For Amendment:                553,552 Shares
            Against Amendment:            None Shares

            Dated September 21, 1972.


                                    KALAMA CHEMICAL, INC.


                                    By/s/ Ted W. Palmer
                                    ---------------------
                                            President


                                    By/s/ W. R. Studley
                                    ---------------------
                                      Assistant Secretary

STATE OF WASHINGTON )
                    :  ss.
County of Cowlitz   )

            TED W. PALMER, being first duly sworn, on oath deposes and says:
That he is the President of Kalama Chemical, Inc., that he has read the foregoing Articles of Amendment, knows the contents thereof, and that same is true to te best of his knowledge and belief.


                                    /s/ Ted W. Palmer
                                    -----------------

SUBSCRIBED AND SWORN to before me this 21st day of September, 1972.


                                    /s/ Vera J. Green
                                    -----------------------------
                                    Notary Public in and for the
                                    State of Washington, residing
                                    at Longview

                              ARTICLES OF AMENDMENT

                                       of

                              KALAMA CHEMICAL, INC.


            This Articles of Amendment of the Articles of Incorporation of the above corporation is hereby executed by said corporation, pursuant to the provisions of Revised Code of Washington 23A.16.040 and 23A.16.050, as follows:

            1. The present name of the corporation is Kalama Chemical, Inc.

            2. The amendment to the Articles of Incorporation of said corporation is as follows:

                                   Article IV.

            4. Shareholders of this corporation shall not have pre-emptive rights to acquire additional shares offered for sale by the corporation.

            3. The date of the adoption of said amendment by the shareholders of said corporation was July 19, 1972.

            4. The number of shares outstanding of said corporation is 491,000 of common stock. No preferred stock is outstanding and none has been subscribed for or offered. The number of shares entitled to vote on said amendment was 491,000 shares of common stock.

DESIGNATION OF CLASS                      NO. OF OUTSTANDING SHARES

      Common                                          491,000

      Preferred                                       None

            5. The number of shares voted for and against said amendment, respectively, were as follows:

            FOR AMENDMENT:                491,000 Common Shares

            AGAINST AMENDMENT:            None Shares

            Dated July 19, 1972.


                                    KALAMA CHEMICAL, INC.


                                    By/s/ Ted W. Palmer
                                    ------------------------
                                            President


                                    By/s/ Robert A. Kirchner
                                    ------------------------
                                            Secretary

STATE OF WASHINGTON )
                    :  ss.
County of Cowlitz   )

            TED W. PALMER, being first duly sworn, on oath deposes and says:
That he is the President of Kalama Chemical, Inc., that he has read the foregoing Article of Amendment, knows the contents thereof, and that same is true to te best of his knowledge and belief.


                                    /s/ Ted W. Palmer
                                    -----------------

SUBSCRIBED AND SWORN to before me this 19th day of July, 1976.


                                    /s/ W. R. Studley
                                    -----------------------------
                                    Notary Public in and for the
                                    State of Washington, residing
                                    at Longview

                              ARTICLES OF AMENDMENT

                                       of

                              KALAMA CHEMICAL, INC.

            This Articles of Amendment of the Articles of Incorporation of the above corporation is hereby executed by said corporation pursuant to the provisions of Revised Code of Washington 23A.16.040 and 23A.16.050, as follows:

            1. The present name of the corporation is Kalama Chemical, Inc.

            2. The amendment to the Articles of Incorporation of said corporation is as follows:

                                   Article IV.

            1. The total number of shares of stock authorized and which may be issued by this corporation shall consist of two classes, as follows:

            COMMON STOCK - 1,000,000 shares of non par value

            PREFERRED STOCK - 5000 shares at par value of

            $100.00 per share.

            3. The date of the adoption of said amendment by the shareholders of said corporation was September 10, 1971.

            4. The number of shares outstanding of said corporation is 440,000 of common stock. No preferred stock is outstanding and none has been subscribed for or offered. The number of shares entitled to vote on said amendment was 440,000 shares of common stock.

DESIGNATION OF CLASS                      NO. OF OUTSTANDING SHARES
--------------------------------------------------------------------------------

      Common                                          440,000

      Preferred                                       None

            5. The number of shares voted for and against said amendment, respectively, were as follows:

            FOR AMENDMENT:                440,000 Common Shares

            AGAINST AMENDMENT:            None Shares

            6. The present outstanding shares of common stock [having a par value of 10 cents per share] will be exchanged for an equal number of shares of common stock of the corporation which new shares will have "nonpar value, said exchange to be with the present shareholders of the present outstanding shares of common stock.

            7. The manner in which said amendment effects a change in the amount of stated capital of said corporation is as follows: It increases the amount of stated capital of the corporation by $50,000.00.

            The amount of stated capital as changed by said amendment is $600,000.00.

            Dated September 10th , 1971.


                                    KALAMA CHEMICAL, INC.


                                    By/s/ Ted W. Palmer
                                      -----------------
                                            President


                                    By/s/ Robert A. Kirchner
                                      ----------------------
                                            Secretary

STATE OF WASHINGTON )
                    :  ss.
County of Cowlitz   )

            TED W. PALMER, being first duly sworn, on oath deposes and says:
That he is the President of Kalama Chemical, Inc., that he has read the foregoing Article of Amendment, knows the contents thereof, and that same is true to te best of his knowledge and belief.


                                    /s/ Ted W. Palmer
                                    -----------------

SUBSCRIBED AND SWORN to before me this 10th day of September, 1971.


                                    /s/ W. R. Studley
                                    -----------------
                                    Notary Public in and for the
                                    State of Washington, residing
                                    at Longview

                              ARTICLES OF AMENDMENT

                                       of

                             KALAMA & COLUMBIA LTD.

            These Articles of Amendment of the Articles of Incorporation of the above corporation are hereby executed by said corporation, pursuant to the provisions of Revised Code of Washington 23A.16.040 and 23A.16.050, as follows:

            1. The present name of the corporation is Kalama & Columbia Ltd.

            2. The amendments to the Articles of Incorporation of said corporation are as follows:

                                   Article I.

                  The name of this corporation shall be KALAMA CHEMICAL, INC., and its existence shall be perpetual.

                                  Article III.

            1. The location and post office address of the registered office of the corporation in this state shall be P.O. Box 427, Kalama, Washington 98625.

            2. The registered agent of the corporation shall be Robert A. Kirchner, whose address is P. O. Box 427, Kalama, Washington 98625.

            3. The date of the adoption of said amendments by the shareholders of said corporation was December 1, 1970.

            4. The number of shares outstanding of said corporation is 10,000 shares of common stock and no preferred stock is outstanding. The number of shares entitled to vote on said amendments was 10,000 shares of common stock.

            5. The number of shares voted for and against said amendments, respectively, were as follows:

                  For Amendments:      10,000 shares
                  Against Amendments:  none shares

            Dated: December 11, 1970.

                                    KALAMA & COLUMBIA LTD.


                                    By/s/ W. R. Studley
                                      ------------------------
                                          President


                                    By/s/[Signature Illegible]
                                    --------------------------
                                          Secretary

STATE OF WASHINGTON  )
                     :  ss.
County of Cowlitz    )

            W.R. STUDLEY, being first duly sworn, on oath deposes and says: That he is the President of Kalama & Columbia Ltd., that he has read the foregoing Articles of Amendment, knows the contents thereof, and that the same are true to the best of his knowledge and belief.

                                    /s/ W. R. Studley
                                    -----------------

            Subscribed and sworn to before me this 11th day of December, 1970.


                                    /s/ Shirley Gaetting
                                    -------------------------------------
                                    Notary Public in and for the State of
                                    Washington, residing at Longview.

                            ARTICLES OF INCORPORATION

                                       of

                             KALAMA & COLUMBIA LTD.

            KNOW ALL MEN BY THESE PRESENTS: That I, Wayne D. Purcell, being a citizen of the United States and a resident of the State of Washington, and being over the age of 21 years, being desirous of forming a corporation under the Washington Business Corporation Act hereby certify and adopt in triplicate the following Articles of Incorporation:

                                   Article I.

            The name of this corporation shall be Kalama & Columbia Ltd., and its existence shall be perpetual.

                                   Article II.

            The objects and purposes for which this corporation is formed are and shall be:

            1. To manufacture, produce, process, purchase, own, acquire, sell, deal in and otherwise dispose of chemicals of every description, kind and type, to develop and construct all plant, office, storage, shipping and other facilities necessary for such manufacturing and the products thereof; to apply for and obtain, to license, lease, purchase, register or otherwise acquire patent rights, trademarks, trade names, trade labels, brand names and the like covering all products, processed and materials developed or manufactured by the Corporation;

            2. To engage in generally and carry on any lawful business or trade which may, in the judgment of the Board of Directors, at any time, be necessary, useful or advantageous to this corporation.

            3. In furtherance of and not in limitation of the general powers conferred by the laws of the State of Washington, it is expressly provided that this corporation shall also have the following powers:

            (a) To acquire by purchase or otherwise and to own, hold, cancel, reissue, sell, pledge and otherwise deal in the stock of this corporation, provided that the money or property of the corporation shall not be used for the purchase of shares of its own stock when such use would cause impairment of the capital of the corporation. The corporation shall not be entitled to vote, either directly, or indirectly, on any shares of its own stock which it may hold.

            (b)   To acquire by purchase or otherwise and to own, hold, cancel,

                  reissue, sell, pledge and otherwise deal in the bonds, debentures, notes and other securities and obligations of this corporation.

            (c) To acquire, purchase, lease, grant, bargain, sell and convey, manage or otherwise dispose of real, personal, and mixed property of every name, nature and description; to borrow money and to make, execute and deliver its Promissory Note or Notes thereof, and for the purpose of securing the same or any indebtedness of the corporation, to mortgage or pledge its real and/or personal property or any part thereof; to erect, construct and maintain any and all buildings necessary or proper to carry out the purposes and objects herein enumerated; to buy, own, hold vote or sell, capital stock in any other corporations; to enter into partnership or enter into any agreement for the sharing of profits with any person, firm or corporation engaged in any business or transaction capable of being conducted so as directly or indirectly to benefit this corporation; to enter into, make, perform and carry out contracts of every kind for any lawful purposes pertaining to its business, with any individual, entity, firm, association or corporation, or with any governmental, municipal or public authority, domestic or foreign.

            (d) To do everything necessary, proper, convenient or incidental to the accomplishment of the purposes and objects of this corporation, or which is calculated directly or indirectly to promote the welfare or interests of the corporation or enhance the value or render profitable any of its property or rights.

            (e) To do any and all things in this Articles set forth to the same extent as a natural person might or could do, and in any part of the world, as principals, agents, contractors, trustees or otherwise, either alone or in the company with others.

                                   Article III

            1. The location and post office address of the registered office of the corporation in this state shall be 1577 Washington Way, Longview, Washington.

            2. The registered agent of the corporation shall be Wayne D. Purcell, whose address is 1577 Washington Way, Longview, Wn.

                                   ARTICLE IV.

            1. The shares of stock authorized and which may be issued by this corporation shall consist of two classes, as follows:

            COMMON STOCK - 500,000 shares at par value of 10 cents
                           per share

            PREFERRED STOCK - 5000 shares at par value of
                              $100.00 per share

            2. Each share of common stock shall be entitled to one (1) vote.

            3. The Preferred Stock shall have the following rights, preference and restrictions:

            (a) Shall be entitled to 8% dividend annually on the par value of said stock, which dividend shall be cumulative as earned and payable annually on such dates as shall be selected from time to time by the Board of Directors of the corporation but shall not be entitled to any other dividend of any kind whatsoever.

            (b) Shall not have voting rights except in the event of default of payment of dividends for five (5) successive years, then ninety (90) days after the fifth default, unless all defaults on dividends are cured, each share of stock shall be entitled to one hundred fifty (150) votes which voting rights shall continue until all defaults in payment of dividends are cured, at which time the voting rights of said stock shall cease.

            (c) In the event of any dissolution, liquidation or winding up (whether voluntary or involuntary) of the corporation the Preferred Stock shall be paid in full, both the par value thereof and all dividends unpaid thereon, before any amount shall be paid to the holders of Common Stock, but the Preferred stock shall not participate in any further distri-bution of the assets of the corporation.

            (d) The whole or any part of the Preferred stock may on any annual dividend date, at the election of the Board of Directors, be redeemed by paying therefor $100.00 per share plus all accumulated unpaid dividends thereon at the date fixed for such redemption. If less than all the shares of Preferred stock are to be redeemed, the shares redeemed shall be selected in such manner as the Board of Directors shall determine. The holders of Preferred stock called for redemption shall not, from and after the fixed date for the redemption of such stock, possess or exercise any rights as stockholders of the corporation, the redemption price of such shares, without interest, upon surrender thereof.

                                   Article V.

      The amount of paid-in capital with which the corporation will begin business is One Thousand and no/100 Dollars ($1,000.00)

                                   Article VI.

            1. The number of directors of the corporation shall be fixed as provided in By-Laws, and may be changed from time to time by amending the By-Laws, as therein provided, but the number of directors shall not be less than three nor more than nine.

            2. In furtherance of and not in limitation of the powers conferred by the laws of the State of Washington, the Board of Directors is expressly authorized to make, alter and repeal the By-Laws of this corporation, subject to the power of the stockholders of the corporation to change or repeal such By-Laws.

            3. The corporation may enter into contracts and otherwise transact business as vendor, purchaser or otherwise, with its directors, officers and stockholders and with corporations, associations, firms and entities in which they are or may be or become interested as directors, officers, shareholders, members or otherwise, as freely as though such adverse interests did not exist, even though the vote, action or presence of such director, officer or stockholder may be necessary, to obligate the corporation upon such contracts or transactions; and in the absence of fraud no such contract or transaction shall be avoided and no such director, officer or stockholder shall be held liable to account to the corporation, by reason of such adverse interests or by reason of any fiduciary relationship to the corporation arising out of such office or stock ownership, for any profit or benefit realized by him through any such contract or transaction; provided in the case of directors and officers of the corporation (but not in the case of stockholders who are not directors or officers) the nature of the interest of such director or officer, though not necessarily the details or extent thereof, be disclosed or known to the Board of Directors of the corporation, at the meeting thereof at which such contract or transaction is authorized or confirmed. A general notice that a director or officer of the corporation is interested in any corporation, association, firm or entity shall be sufficient disclosure as to such director or officer with respect to all contracts and transactions with that corporation, association, firm or entity.

            4. Any contract, transaction or act of the corporation or of the directors or of any officers of the corporation which shall be ratified by a majority of a quorum of the stockholders of the corporation at any annual meeting or any special meeting called for such purpose, shall, insofar as permitted by law, be as valid and as binding as though ratified by every stockholder of the corporation.

            5. The first directors of this corporation shall be three in number and their post office addresses are as follows:

      Name                    Post Office Address
      ----                    -------------------

William R. Studley            1577 Washington Way, Longview, Wash.

Wayne D.Purcell               1577 Washington Way, Longview, Wash.

Dave C. Spencer               1577 Washington Way, Longview, Wash.


      The term of the first directors shall be until the first annual meeting of the stockholders of the corporation., to be held on the 15th day of December, 1970, and until their successors are elected and qualified.

                                  Article VII.

            The name and post office address of the incorporation shall be as follows:

      Name                    Post Office Address
      ----                    -------------------

Wayne D. Purcell              1577 Washington Way, Longview, Wash.


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            IN WITNESS WHEREOF, the incorporator hereinabove named has hereunto set his hand in triplicate, this 23rd day of October, 1970.

                                    /s/ Wayne D. Purcell
                                    --------------------
                                          Incorporator




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